AGREEMENT


         THIS AGREEMENT (this "Agreement") is made and entered into as of June 20, 1997 by and between Steven A. Lambrecht, Greg P. Lambrecht and Colin A. Jones (collectively "Seller"), William L. Anthony ("Anthony") and Premium Cigars International, Inc. ("PCI").

         WHEREAS, Anthony desires to purchase from Seller, and Seller desires to sell to Anthony, SIXTY SIX THOUSAND (66,000) post-split (reflecting a 3:1 stock split on May 31, 1997) shares of Common Stock, no par value (the "Shares"), of PCI to be paid for in cash. The Shares sold by Seller shall be provided as follows:

               Steven A. Lambrecht           60,000 shares
               Greg P. Lambrecht              3,000 shares
               Colin A. Jones                 3,000 shares

         AND WHEREAS, PCI desires to secure Anthony's commitment to serve as a director, contingent upon shareholder approval, for up to a five-year period following the completion of the initial public offering ("IPO") and Anthony desires to receive certain stock options in exchange for such commitment;

         NOW  THEREFORE,   in  consideration   of  the  covenants,   agreements,
warranties and representations contained in this Agreement, the parties agree as follows:

         1. Agreement to Purchase. Subject to the terms and conditions set forth below, Anthony agrees to purchase from Seller, and Seller agrees to sell to Anthony the Shares for a cash payment of $22,000 and his agreement to become Chairman of the Board of Directors of PCI upon completion of its initial public offering. The purchase and sale of the Shares shall be consummated at a closing (the "Closing") to occur on such date as the Seller and Anthony shall agree, but which date shall be no later than June 21, 1997. At the Closing, Anthony shall pay the purchase price to the Seller in immediately available funds. Upon receipt, Seller shall surrender the Shares to Anthony with a duly executed stock power to effect the transfer to Anthony.

         2. Stock Option Grant. Subject to the approval of PCI's Board of Directors, as set forth below, PCI grants Anthony a non-qualified option to purchase 20,000 post-split shares of PCI Common Stock at the price printed in the Prospectus relating to the IPO. Such option may be exercised from the effective date of the IPO and for a one (1) year period thereafter. Anthony acknowledges that, upon exercise, the shares purchased will be restricted shares within the meaning of Rule 144 pursuant to the Securities Act of 1933, as amended and that such shares may not be resold unless they are registered or unless an exemption from registration is available.

         3. Director and Officer Insurance.  PCI agrees to obtain, within thirty
(30) days after the completion of the IPO, director and officer insurance for all of its officers and directors at such coverage scope and levels which are in accord with industry standards for distributing companies comparable to PCI.

         4. Commitment to Serve as a Director. Subject to ongoing shareholder and/or Board of Director approval, according to the provisions of PCI's Bylaws and until his successor is elected and qualified, Anthony agrees to serve as a director and Chairman of the Board of Directors beginning immediately and for a period of up to five (5) years following the date of this Agreement.

         5. Representations, Warranties and Covenants of the Seller. The Seller represents, warrants and covenants with Anthony as follows:

                  5.1. The Seller has full power and authority to enter into this Agreement and sell the Shares.

                  5.2. All statements made in this Agreement are true, correct and complete as of the date of this Agreement.

         6. Representations, Warranties and Covenants of Anthony. Anthony represents and warrants to the Seller as follows:

                  6.1 I have such knowledge and experience that I am capable of evaluating the relative risks and merits of the purchase of the Shares.

                  6.2 The address set forth below is my true and correct address.

                  6.3 The Shares which I am purchasing are being acquired solely for my own account, for investment and are not being purchased with a view to or for their resale or distribution. In order to induce the Seller to sell the Shares to me, the Seller will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone but me.

                  6.4 All documents, records and books relating to PCI and the Shares requested by me, including all pertinent records of PCI, financial and otherwise, have made available or delivered to me.

                  6.5 I have had an  opportunity to ask questions of and receive answers from the Seller and PCI's officers and representatives concerning PCI's affairs generally and the terms and conditions of my proposed purchase of the Shares.

                  6.6 My decision regarding the purchase of the Shares is based primarily on what I understand of the concept of PCI's business (which understanding may be mistaken or flawed), and not on its assets, liabilities or results to date.

                  6.7  I  am  buying  the  Shares   based  solely  upon  my  own
         investigation and evaluation of PCI.

                  6.8 The Shares have not been registered under the Securities Act, nor have they been registered pursuant to the provisions of the securities or other laws of applicable jurisdictions.

         7. Exclusive Warranties. There are no agreements, warranties or representations, express or implied, except those that are expressly set forth herein. All agreements, representations and warranties contained in this Agreement speak as of the date of this Agreement and shall survive the consummation of the transactions contemplated hereby.

         8. Miscellaneous.

                  8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of Arizona.

                  8.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

                  8.3. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions will be enforced to the maximum extent permitted by law and construed in a fashion to effectuate best the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not effect the validity or enforceability of any such provision in any other jurisdiction to the extent that the remaining enforceable and valid provisions of this Agreement may be construed in a fashion and act independently of the invalid or unenforceable provisions to effectuate the intent of the parties as evidenced by this Agreement.

                  8.4. Additional Documents. Anthony and Seller hereby agree to execute such additional documents and to do such things as may be reasonably required by the other party to implement the purposes of this Agreement.

         The parties have executed this Agreement as of the date first set forth above.

"SELLER"                                "Anthony"




------------------------------------    ------------------------------------
Steven A. Lambrecht                     William L. Anthony
                                       -3-

Address:                                Address:
15651 North 83rd Way                    8731 North 65th Street
Suite 3                                 Paradise Valley, Arizona 85253
Scottsdale, Arizona 85260




------------------------------------
Greg P. Lambrecht

Address:
15651 North 83rd Way
Suite 3
Scottsdale, Arizona 85260



------------------------------------
Colin A. Jones

Address:
15651 North 83rd Way
Suite 3
Scottsdale, Arizona 85260


PREMIUM CIGARS INTERNATIONAL, INC.



By
  ----------------------------------
  Steven A. Lambrecht, President
                                      -4-